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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      March 31, 2004
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                                 Accessity Corp.
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             (Exact name of registrant as specified in its charter)



          New York                  0-21467                     11-2750412
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)



                     12514 West Atlantic Boulevard        33071
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (954) 752-6161
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         (Former name or former address, if changed since last report.)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C) EXHIBITS

              99.1 Press release issued by the Registrant on March 31, 2004 filed herein.





ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On March 31, 2004 the Registrant reported in a press release its financial results for the fiscal year ended December 31, 2003.






                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Accessity Corp.


                                      By: /s/ Barry Siegel
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                                          Name:   Barry Siegel
                                          Title:  Chairman of the Board,
                                          President and Chief Executive Officer

Date:  April 5, 2004






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                                 EXHIBITS INDEX


99.1      Press release issued by the Registrant on March 31, 2004 filed herein.

























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